PATENT LICENSE AGREEMENT


This Patent License Agreement (the "AGREEMENT") is entered into by and between Integral Technologies, Inc., a Nevada corporation located at 805 West Orchard Street, #7, Bellingham, WA 98225 ("INTEGRAL") and ADAC Plastics, Inc., d/b/a ADAC Automotive, a Michigan corporation with offices at 5920 Tahoe Drive SE, PO Box 888375, Grand Rapids, MI 49588-8375 ("COMPANY") and is effective as of November 28, 2006 (the "EFFECTIVE DATE").

WHEREAS, Integral is the owner of certain technology, generally characterized as ElectriPlast technology;

WHEREAS, particular applications of the technology are covered by certain patent rights defined below and those patent rights are owned by Integral; and

WHEREAS, Company wishes to obtain a non-exclusive license under such patents to develop, manufacture, and sell certain products;

NOW, THEREFORE, in consideration of the promises and of the mutual covenants and agreements herein contained, receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.     DEFINITIONS.

     1.1. "CONFIDENTIAL INFORMATION" means all non-public information regarding the Disclosing Party or its business activities, including without limitation (i) its sublicensees, manufacturers, contractors, or sales, (ii) any non-public information disclosed in any report provided under this Agreement,
(iii) the Documentation and any other information disclosed during any consulting services; (iv) the terms of this Agreement; and (v) any information disclosed by Company pursuant to Section 3.

     1.2. "LICENSED FIELD" means the manufacture and sale of Products for use in (i) car antennas; (ii) cup holder heating elements; (iii) driver's seat heating elements; and (iv) light-emitting diode (LED) packs manufactured and sold by the entities listed in the attached Exhibit A, and such other uses as
                                               ---------
may  be  agreed  upon  in  writing  and  signed  by  the  parties.

     1.3. "LICENSED PRODUCT" means any Product made, used, sold, or otherwise disposed of by or for Company that (i) uses the Raw Materials and (ii) is either branded with a Company brand or is designed by Company and sold in Company's ordinary course of business. Licensed Products do not include "private label" Products or other products sold without a designation that Company is the source of the Product.

     1.4. "LICENSED PATENTS" means the (i) patents, provisional patent applications, and utility patent applications set forth in Exhibit B; (ii) any
                                                             ---------
divisions, continuations, continuations-in-part, reissues, or re-examinations of such patents and patent applications; (iii) all foreign counterparts of the foregoing (i) and (ii); and (iv) all applications for any of the foregoing (i) through (iii). Licensed Patents do not include any patent claim that has either expired or been held invalid or unenforceable by a decision of a court or governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for an appeal, or any other patent or patent application.

     1.5. "PRODUCT" means any product (i) the manufacture, use, sale, offer for sale, or import of which is covered by at least one claim of the Licensed Patents; or (ii) produced by a process, the practice of which is covered by at least one claim of the Licensed Patents.

     1.6. "RAW MATERIALS" means the Technology, as Integral provides it to Company, on a per weight basis for use in manufacturing Licensed Products.

     1.7. "TECHNOLOGY" means Integral's proprietary ElectriPlast(TM) technology, portions of which may be covered by the Licensed Patents. The Technology is a compounded, pelletized formulation of resin-


                     INTEGRAL PROPRIETARY AND CONFIDENTIAL
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
based materials, which are conductively loaded or doped with a proprietary controlled, balanced concentration of micron conductive materials contained within the manufactured pellet. The conductive loading or doping within this pellet is then homogenized using conventional molding techniques and conventional molding equipment. The resulting polymer is electrically conductive.

     1.8. "THIRD PARTY" means corporate entities or individuals other than Integral or Company.

2.     CONSULTING  SERVICES.

Integral will provide Company with consulting services related to the Technology at Integral's standard hourly rates for such consulting services, on dates and at a locations mutually agreeable to the Parties. If Company requests that all or part of the consulting services take place at facilities other than Integral's place of business, Company will reimburse Integral for its reasonable and actual meals, travel, and lodging expenses incurred as a result of providing such consulting services. Integral may, but is not obligated to, provide Company with certain pre-existing or developed written materials as part of the consulting services ("DOCUMENTATION"), provided that in no event shall any Documentation be deemed a "work made for hire" or any ownership rights in the Documentation be assigned to Company. Documentation shall be treated as Confidential Information.

3.     LICENSE  GRANTS.

     3.1.     To  Company.  Integral  grants  to  Company  a  non-exclusive,
              -----------
non-sublicensable, non-assignable, worldwide license under all of Integral's rights under the Licensed Patents to (i) make, use, offer to sell, sell or import Licensed Products in the Licensed Field; and (ii) internally use the Documentation and information provided solely for purposes of developing and manufacturing Licensed Products in the Licensed Field.

     3.2.     No  Foundry Rights.  Without limiting the restrictions on "private
              ------------------
labeling" as provided in Section 1.2 above, Section 3.1 shall not be interpreted as granting any rights to Company to manufacture Third Party Products, wherein such products are designed by the Third Party without substantial input of Company and such products are essentially sold only to that designing Third Party.

     3.3.     Ownership.  Except  as  expressly  set  forth  in  this Agreement,
              ---------
nothing in this Agreement shall be construed as a grant of any license or rights by implication or estoppel and Integral retains all right, title and interest in and to the Licensed Patents. All rights not expressly granted by Integral hereunder are reserved and retained by Integral, including but not limited to Integral's rights in the Technology not covered by the Licensed Patents.

     3.4.     New  Joint  Developments.
              ------------------------

          3.4.1. All technology, information and inventions ("New Developments"), whether or not patentable, developed jointly by Integral and Company that concern the Technology (including the manufacture or formulation of the Raw Materials) shall be the exclusive property of Integral.

          3.4.2. Except for New Developments that concern the Technology, all New Developments, whether or not patentable, developed jointly by Integral and Company that concern the design or manufacture of fabricated products made using the Raw Materials shall be the exclusive property of Company; provided that Company shall have no rights in the Technology or Licensed Patents except as provided pursuant to the delivery of Raw Materials by Integral.

          3.4.3. All other New Developments not addressed in Sections 3.4.1 and 3.4.2 that are jointly developed by the Parties under this Agreement shall be jointly owned by the Parties; provided that Company shall have no rights in the Technology or Licensed Patents except as provided pursuant to the delivery of Raw Materials by Integral.

          3.4.4. The Parties agree to discuss in good faith whether and how to jointly prosecute or enforce any patents based on jointly owned New Developments in a mutually agreed fashion.


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
          3.4.5. Neither Party shall be obligated to pay the other any royalties or other consideration, nor account to the other for any royalties or other consideration it may receive, for any licenses, assignment, sale, lease or other distribution of the jointly owned New Developments or any derivative technology thereof.

          3.4.6. Any such derivative technology made after the termination or expiration of this Agreement shall be owned exclusively by the creator of such derivative technology.

          3.4.7. Additionally, regardless of subject matter, all New Developments discovered or developed by one Party without the participation of the other Party shall become the sole property of the discovering or developing Party; provided that Company shall have no rights in the Technology or Licensed Patents except as provided pursuant to the delivery of Raw Materials by Integral.

4.     CONSIDERATION.

Upon execution of this Agreement, Company shall pay Integral a non-refundable fee of One U.S. Dollar ($1.00).

5.     RAW  MATERIALS  FEES.

The Parties agree to use good faith efforts to reach agreement on commercially reasonable terms for the pricing and delivery of the Raw Materials to Company by Integral, and that agreement regarding the pricing and delivery of Raw Materials shall be memorialized as an amendment to this Agreement.

6.     ENFORCEMENT  OF  PATENT  RIGHTS.

     6.1.     Notice;  Enforcement.  In  the event that Company becomes aware of
              --------------------
actual or threatened infringement of the Patent Rights by a Third Party involving Licensed Products, Company shall promptly notify Integral in writing. Integral may, at its discretion, take corrective action against the Third Party, and may identify Company as having rights under the Licensed Patents. Integral shall not name Company as a co-party in any such action without an express written request from Company.

     6.2.     Infringement Action.  In the event Integral brings an infringement
              -------------------
action against a Third Party, such action shall be at no cost to Company unless Company joins the suit as a co-party, and any recovery shall go solely to Integral. Company is under no obligation to join any such action and Integral must approve the addition of Company as a co-party.

7.     TERM  AND  TERMINATION.

     7.1.     Term.  This  Agreement  shall be in full force and effect from the
              ----
Effective Date and shall remain in effect until the expiration of the last patent contemplated to be licensed by this Agreement, or until otherwise terminated pursuant to the terms and conditions of this Agreement.

     7.2.     Termination.  Company  may  terminate  this  Agreement upon thirty
              -----------
(30) days' written notice at any time. Either Party may terminate this Agreement immediately upon written notice at any time if the other Party is in material breach of any material warranty, term or condition of this Agreement and has failed to cure that breach within thirty (30) days after written notice thereof. Integral may terminate this Agreement upon written notice in the event
(i) Company institutes any action or proceeding in which it claims that any Licensed Patent is invalid or unenforceable; or (ii) Company institutes any action (including by counter or cross-claim) alleging that Integral infringes any Company patent and/or patent application. The terminating Party will incur no liability to the other Party for damages of any kind resulting solely from terminating this Agreement in accordance with its terms.

     7.3.     Effect  of  Expiration  or  Termination.  Upon  expiration  or
              ---------------------------------------
termination of this Agreement, (i) Company shall pay all sums accrued hereunder prior to such termination, (ii) Integral shall have the right to retain any sums already paid by Company for this license and for any Raw Materials delivered or created for Company prior to expiration or termination, and (iii) Company shall return or certify in writing that it has destroyed all Documentation. Upon the termination of this Agreement, Company shall


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
have the right to use or sell all Licensed Product on-hand at the time of such termination, provided that Company shall be obliged to pay Integral a royalty on use or such sales as set forth in this Agreement.

     7.4.     Survival.  In  the  event  of  expiration  or  termination of this
              --------
Agreement for any reason, the following sections will survive such termination or expiration: 1, 3.4, 7.4, and 8 - 11.

8.     WARRANTIES,  REPRESENTATIONS,  AND  COVENANTS;  DISCLAIMER.

     8.1.     Mutual  Representations  and  Warranties.  Each  Party represents,
              ----------------------------------------
warrants, and covenants that: (i) this Agreement has been duly and validly executed and delivered by such Party and constitutes a legal and binding obligation of such Party, enforceable against it in accordance with its terms;
(ii) such Party has all necessary power and authority to execute and perform in accordance with this Agreement; and (iii) such Party's execution, delivery and performance of this Agreement will not conflict with or violate any provision of law, rule or regulation to which it is subject, or any agreement or other obligation directly or indirectly applicable to such Party or binding upon its assets.

     8.2.     Representations  and  Warranties of Integral.  Integral represents
              --------------------------------------------
and warrants that (i) it has the lawful right to grant the license set forth herein; and (ii) as of the Effective Date, the Licensed Patents listed in Exhibit A are issued, unexpired, valid according to the U.S. Patent and Trademark Office and in good standing.

     8.3.     Representations,  Warranties,  and  Covenants of Company.  Company
              --------------------------------------------------------
warrants that it has and will have throughout the Term the lawful right to grant the licenses contemplated herein.

     8.4.     WARRANTY  DISCLAIMER.  EXCEPT AS PROVIDED IN SECTIONS 8.1, AND 8.2
              --------------------
ABOVE, INTEGRAL EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NONINFRINGEMENT, ALL WITH RESPECT TO THE PATENTS, DOCUMENTATION, AND ANY OTHER MATERIALS OR INTELLECTUAL PROPERTY PROVIDED OR LICENSED UNDER THIS AGREEMENT. IN ADDITION, NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS (I) A WARRANTY OR REPRESENTATION BY INTEGRAL OF THE VALIDITY OR SCOPE OF ANY OF THE LICENSED PATENTS; (II) A
WARRANTY OR REPRESENTATION THAT ANYTHING MADE, USED, SOLD OFFERED FOR SALE, IMPORTED, OR OTHERWISE DISPOSED OF UNDER ANY LICENSE GRANTED IN THIS AGREEMENT IS OR SHALL BE FREE FROM INFRINGEMENT OF PATENTS OR PROPRIETARY RIGHTS OF THIRD PARTIES; OR (III) AN AGREEMENT BY INTEGRAL TO BRING OR PROSECUTE ACTIONS OR SUITS AGAINST THIRD PARTIES FOR INFRINGEMENT OF THE PATENT RIGHTS.

9.     INDEMNIFICATION.

Each Party (the "INDEMNIFYING PARTY") will indemnify, hold harmless, and defend the other Party (the "INDEMNIFIED PARTY") and its subsidiary and parent entities, successors, affiliates, and assigns, and all of their respective officers, directors, members, stockholders, agents, employees, and attorneys, from any and all actions, causes of action, suits, proceedings, claims, demands, judgments, bona fide settlements, penalties, damages, losses, liabilities, costs, and expenses (including without limitation reasonable attorneys' fees and costs and those necessary to interpret or enforce this Section 9) arising out of or relating to any claim or allegation arising out of (i) the Indemnifying Party's breach of this Agreement, including without limitation the warranties set forth in Section 8 above; or (ii) in the case where Company is the Indemnifying Party, the manufacture, use, or sale of any Licensed Product, including, but not limited to any damages, losses or liabilities whatsoever with respect to death or injury to any person and damage to any property arising from the possession, use or operation of the Licensed Product by Company or their customers in any manner whatsoever; except to the extent that the claim results from Integral's infringement of the intellectual property rights of any third party. The Indemnified Party may, at its expense, employ separate counsel to monitor and participate in the defense of any claim that the


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
Indemnifying Party is defending under this Section. The Indemnified Party will provide the Indemnifying Party with reasonably prompt notice in writing of any claim to which this Section relates.

10.     CONFIDENTIALITY.

A Party receiving Confidential Information (the "RECEIVING PARTY") of the other Party (the "DISCLOSING PARTY") shall not disclose or make any use of any of the Disclosing Party's Confidential Information except expressly as authorized in writing by the Disclosing Party. Authorized uses include use related to the implementation of this Agreement. The Receiving Party agrees to take all steps reasonably requested by the Disclosing Party to confirm and protect the Disclosing Party's interests in the Confidential Information. For purposes of clarification, Confidential Information shall not include information that the Receiving Party can establish by written evidence: (i) entered or subsequently enters the public domain without the Receiving Party's breach of any obligation owed the Disclosing Party; (ii) became known to the Receiving Party prior to the Disclosing Party's disclosure of such information to the Receiving Party; (iii) became known to the Receiving Party from a source other than the Disclosing Party other than by the breach of an obligation of confidentiality owed to the Disclosing Party; or (iv) is independently developed by the Receiving Party without reference to any of the Disclosing Party's Confidential Information.

11.     GENERAL.

     11.1.     Notices.  All  notices,  requests,  consents,  approvals,  or
               -------
authorizations in connection with this Agreement: (i) must be given in writing; and (ii) will be deemed given as of (a) the day they are delivered on paper by a nationally recognized express delivery service (such as Federal Express or DHL), addressed as set forth below; or (b) three (3) days after they are deposited in the sender's national mail system, postage prepaid, certified or registered, return receipt requested, and addressed as follows:

     To  Integral:  Attn:  William  Robinson
     ------------
                    805  West  Orchard  Street,  #7,
                    Bellingham,  WA  98225,

     To  Company:   Attn:  John  Shape
     -----------
                    5920  Tahoe  Drive  SE,
                    PO  Box  888375,
                    Grand  Rapids,  MI  49588

     Either Party may change the address above by giving notice to the other Party pursuant to this Section 11.1.
                                        -

     11.2.     Assignment.  Company  may  not  undertake  any assignment of this
               ----------
Agreement or any of its rights and duties under this Agreement without Integral's prior written consent. However, Company may assign this Agreement without Integral's prior written consent as part of a merger, or a sale or transfer of all or substantially all of its assets, provided such merger or sale is not with or to a competitor of Integral. Any attempted assignment by Company of this Agreement or all or part of its rights and/or obligations under this Agreement without Integral's prior written consent (except as provided by the prior sentence) will be voidable at Integral's option. This Agreement will bind each Party, and inure to the benefit of each Party and its successors and permitted assigns.

     11.3.     Dispute  Resolution.  This  Agreement  will  be  governed  by and
               -------------------
construed in accordance with the laws of the State of Washington as such laws apply to contracts performed within Washington by its residents. Any cause of action concerning this contract shall be brought in the state court located in Whatcom County, Washington, or the federal court located in the Western District of Washington, and Company consents to the exclusive jurisdiction of such courts. The parties shall attempt to settle all disputes, controversies and difference arising between the parties in connection with this Agreement, or the breach thereof. In no event shall a party institute a court proceeding without notifying the other party,


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
in advance, of the existence of a dispute and without allowing the other party to attempt a resolution. In the event no resolution is made, in any subsequent action to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing Party will be entitled to recover its costs, including reasonable attorneys' fees.

     11.4.     No Joint Venture.  Nothing in this Agreement will be construed to
               ----------------
mean that any Party is appointed or in any way authorized to act as an agent of any other Party. This Agreement does not create any joint venture, partnership or formal business entity or organization of any kind.

     11.5.     Waiver.  No  waiver  of  any  provision of this Agreement will be
               ------
effective unless it is in a signed writing, and no such waiver will constitute a waiver of any other provision(s) or of the same provision on another occasion.

     11.6.     Severability.  If  a  court  of  competent jurisdiction holds any
               ------------
term, covenant or restriction of this Agreement to be illegal, invalid or unenforceable, in whole or in part, the Parties agree to negotiate in good faith to create an appropriate amendment to the remaining terms, covenants and provisions that will replicate the economic effect of the Parties' intentions under this Agreement.

     11.7.     Injunctive  and  Equitable  Relief.  Each  Party acknowledges and
               ----------------------------------
agrees that monetary damages may not be a sufficient remedy for a breach of the terms of this Agreement respecting Confidential Information, and that such breach will cause the owner of that Confidential Information immediate and irreparable injury. In such cases, the non-breaching Party will be entitled, without waiving or prejudicing any other rights or remedies, to injunctive or equitable relief.

     11.8.     Entire  Agreement; Amendments.  This Agreement is not an offer by
               -----------------------------
Integral and it is not effective until signed by both Parties. This Agreement, including the Exhibits attached hereto which are incorporated by this reference, constitutes the entire agreement between the Parties with respect to the subject matter hereof and merges all prior and contemporaneous communications and proposals, whether electronic, oral or written, between the Parties with respect to such subject matter. This Agreement may not be modified except by a written agreement dated subsequent to the date of this Agreement and signed by duly authorized representatives of Integral and Company.


IN WITNESS WHEREOF, both Integral and Company have executed this Agreement, in duplicate originals by their respective officers hereunto duly authorized.


--------------------------------------------------------------------------------
INTEGRAL  TECHNOLOGIES,  INC.           ADAC  PLASTICS,  INC.

By:  /s/ William  S.  Robinson           By:  /s/ Jack  Prince
         ---------------------                    ------------

Title:  Chairman  and  CEO              Title:  Account  Director
        ------------------                      -----------------

Date:  12/15/2006                       Date:  11/28/2006
       ----------                              ----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                     INTEGRAL PROPRIETARY AND CONFIDENTIAL
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
                                    EXHIBIT A

                         CUSTOMERS IN THE LICENSED FIELD

Ford  Motor  Company


                     INTEGRAL PROPRIETARY AND CONFIDENTIAL
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
                                    EXHIBIT B

                    LICENSED PATENTS AND PATENT APPLICATIONS

--------------------------------------------------------------------------------------
                                         PATENTS
-----------------------------------------=======--------------------------------------
  #  SUBJECT        DESCRIPTION         UTILITY DATE  UTILITY    ISSUED      ISSUED
                                                       NUMBER     DATE       NUMBER
--------------------------------------------------------------------------------------
  1  PLASTENNA-2    segmented              9/24/2002  10/253355   4/6/2004  US 6717550
                    planar antenna
--------------------------------------------------------------------------------------
  2  PLASTENNA-1    low cost antenna       2/14/2002  10/075778  5/25/2004  US 6741221
                    using electriplast
--------------------------------------------------------------------------------------
  3  FPP1645X       tri-mode               1/29/2003  10/353555  3/22/2005  US 6870505
                    orbcomm/gps
--------------------------------------------------------------------------------------
  4  PLASTENNA-1    low cost antenna       12/4/2002  10/309429  3/22/2005  US 6870516
     CIP            using electriplast
                    CIP
--------------------------------------------------------------------------------------
  5  PLASTENNA-4    plastenna flat         9/25/2003  10/671265  3/29/2005  US 6873298
                    panel
--------------------------------------------------------------------------------------
  6  PLAST          an inovation of a      2/19/2004  10/782364   9/6/2005  US 6940468
     DUCTOR         cross
--------------------------------------------------------------------------------------
  7  PLASTENNA-5    low cost               2/17/2004  10/780214  9/20/2005  US 6947005
                    antennas
--------------------------------------------------------------------------------------
  8  PLASTI         metal shielded          7/2/2004  10/884322  9/20/2005  US 6947012
     CONNECTOR      cable heads
--------------------------------------------------------------------------------------
  9  PLASTI CAP     moldable               4/16/2004  10/825988  2/21/2006  US 7002234
                    capacitors
--------------------------------------------------------------------------------------
 10  PLASTI PROBE   moldable               6/16/2004  10/869450  2/28/2006  US 7006046
                    electronic
--------------------------------------------------------------------------------------
 11  PLASTENNA-6    conductor-center       3/12/2004  10/799103  2/28/2006  US 7006050
                    core
--------------------------------------------------------------------------------------
 12  PLASTI RFID    low cost RFID           9/2/2004  10/933030  3/28/2006  US 7017822
 --  -------------  ------------------  ------------  ---------  ---------  ----------
 13  PLASTI         moldable thermal       3/23/2004  10/807036  4/11/2006  US 7027304
     COOLER         management
--------------------------------------------------------------------------------------
 14  PLASTI         moldable               4/16/2004  10/825979   8/1/2006  US  708426
     DETECTOR       inductive loop
--------------------------------------------------------------------------------------
 15  PLASTI SHIELD  3-D-RFI and EMI         6/8/2004  10/863407  7/18/2006  US 7079086
                    moldable
--------------------------------------------------------------------------------------

----------------------------------------------------------------------
                    ALLOWED NOT YET ISSUED PATENTS
--------------------==============================--------------------
  #  SUBJECT          DESCRIPTION      UTILITY    UTILITY    ALLOWED
                                        DATE       NUMBER     DATE
----------------------------------------------------------------------
 16  PLASTI ACTUATOR  moldable         3/26/2004  10/811082  7/12/2006
                      keyboard
                      conductive
----------------------------------------------------------------------
 17  PLASTI SHRINK    shielding heat-  8/30/2004  10/929301  4/21/2006
                      shrink tubing
----------------------------------------------------------------------

----------------------------------------------------------------------------------
                           PENDING PATENT APPLICATIONS
---------------------------===========================----------------------------
 #   SUBJECT                DESCRIPTION      UTILITY DATE  UTILITY NUMBER  PENDING
----------------------------------------------------------------------------------
 18  PLASTENNA-1 CIPC   low cost antenna        6/25/2004       10/877092  X
                        CIPC
----------------------------------------------------------------------------------
 19  PLASTI HEATER      moldable radiant         4/7/2004       10/819808  X
                        heating
----------------------------------------------------------------------------------


                     INTEGRAL PROPRIETARY AND CONFIDENTIAL
                                  PAGE 8 OF 12


----------------------------------------------------------------------------------
                           PENDING PATENT APPLICATIONS
---------------------------===========================----------------------------
 #   SUBJECT                DESCRIPTION      UTILITY DATE  UTILITY NUMBER  PENDING
----------------------------------------------------------------------------------
 20  PLASTI LIGHT       moldable circuit         4/7/2004       10/819809  X
                        designs
----------------------------------------------------------------------------------
 21  PLASTI CARRIER     moldable IC chip        4/13/2004       10/823099  X
                        carrier
----------------------------------------------------------------------------------
 22  PLASTI BELT        moldable food           4/13/2004       10/823147  X
                        processing belts
----------------------------------------------------------------------------------
 23  PLASTI CABLE       molding shielding       3/26/2004       10/811371  X
                        for cables
----------------------------------------------------------------------------------
 24  PLASTI OSCILLATOR  moldable RF             4/19/2004       10/827053  X
                        tuning devices
----------------------------------------------------------------------------------
 25  PLASTI RESONATOR   moldable                4/19/2004       10/827061  X
                        adjustable tuners
----------------------------------------------------------------------------------
 26  PLASTI PLATE       metal plated            6/16/2004       10/869451  X
                        electriplast
----------------------------------------------------------------------------------
 27  PLASTI SORBER      moldable                 7/2/2004      10/884/321  X
                        magnetic energy
----------------------------------------------------------------------------------
 28  ELECTRIPLAST       compounding bse          7/1/2004       10/883915  X
                        resin
----------------------------------------------------------------------------------
 29  PLASTI RESISTOR    moldable current         7/1/2004       10/883913  X
                        limiting
----------------------------------------------------------------------------------
 30  PLASTI SHOCK       moldable electric       7/22/2004       10/897277  X
                        shock
----------------------------------------------------------------------------------
 31  PLASTENNA -7       low cost omni-          7/28/2004       10/900964  X
                        directional
----------------------------------------------------------------------------------
 33  PLASTI CONTAINER   ESD/RFI                 8/30/2004       10/929299  X
                        protection
----------------------------------------------------------------------------------
 34  PLASTI LABEL       RFID labels, ESD        8/31/2004       10/930352  X
                        labels
----------------------------------------------------------------------------------
 35  PLASTI RFID        low cost RFID            9/2/2004       10/933030  X
----------------------------------------------------------------------------------
 36  PLASTI INTERFACE   interface for            9/2/2004       10/933064  X
                        electriplast
----------------------------------------------------------------------------------
 37  PLASTI STITCH      plastithread           10/12/2004       10/963294  X
----------------------------------------------------------------------------------
 38  PLASTI WRAP        conductive wire or     10/18/2004       10/967487  X
                        thread
----------------------------------------------------------------------------------
 39  PLASTI BATTERY     battery                  2/8/2005       11/053562  X
                        connection
----------------------------------------------------------------------------------
 40  PLASTI FLEXCIR     flexible flex           2/14/2005       11/057534  X
                        circuits  A
----------------------------------------------------------------------------------
 41  PLASTI FLEXCIR     flexible flex           2/14/2005       11/057535  X
                        circuits  B
----------------------------------------------------------------------------------
 42  PLASTI ETCH        electrical surface      2/17/2005       11/060364  X
                        area A
----------------------------------------------------------------------------------
 43  PLASTI ETCH        electrical surface      2/17/2005       11/060273  X
                        area B
----------------------------------------------------------------------------------
 44  PLASTI BRAKE       magnetic braking         5/4/2005       11/121666  X
                        controls A
----------------------------------------------------------------------------------
 45  PLASTI BRAKE       magnetic braking         5/4/2005       11/121667  X
                        controls B
----------------------------------------------------------------------------------
 46  PLASTI PIPE        thermally                5/4/2005       11/121681  X
                        conductive pipe A
----------------------------------------------------------------------------------


                     INTEGRAL PROPRIETARY AND CONFIDENTIAL
                                  PAGE 9 OF 12


----------------------------------------------------------------------------------
                           PENDING PATENT APPLICATIONS
---------------------------===========================----------------------------
 #   SUBJECT                DESCRIPTION      UTILITY DATE  UTILITY NUMBER  PENDING
----------------------------------------------------------------------------------
 47  PLASTI PIPE        thermally                5/4/2005       11/121680  X
                        conductive pipe B
----------------------------------------------------------------------------------
 48  PLASTI FUSE        fused current            5/4/2005       11/121362  X
                        protection A
----------------------------------------------------------------------------------
 49  PLASTI FUSE        fused current            5/4/2005       11/121361  X
                        protection B
----------------------------------------------------------------------------------
 50  PLASTI CHARGE      charging system         3/24/2005       11/089292  X
                        interface A
----------------------------------------------------------------------------------
 51  PLASTI CHARGE      charging system         3/24/2005       11/089293  X
                        interface B
----------------------------------------------------------------------------------
 52  PLASTI HARDWARE    conductive               5/4/2005       11/121377  X
                        hardware screws
                        etc A
----------------------------------------------------------------------------------
 53  PLASTI HARDWARE    conductive               5/4/2005       11/121376  X
                        hardware screws
                        etc B
----------------------------------------------------------------------------------
 54  PLASTI ACOUSTICS   accoustic material       4/1/2005       11/096821  X
                        A
----------------------------------------------------------------------------------
 55  PLASTI ACOUSTICS   accoustic material       4/1/2005       11/096822  X
                        B
----------------------------------------------------------------------------------
 56  PLASTI MOTOR       electrical motor        5/12/2005       11/127574  X
                        brushes, cans A
----------------------------------------------------------------------------------
 57  PLASTI MOTOR       electrical motor        5/12/2005       11/127578  X
                        brushes, cans B
----------------------------------------------------------------------------------
 58  PLASTENNA SATDIS   plastenna satellite      1/9/2006                  X
                        dish
----------------------------------------------------------------------------------
 59  PLASTI CLOTHING    heated body             3/31/2005       11/096176  X
                        armour A
----------------------------------------------------------------------------------
 60  PLASTI CLOTHING    heated body             3/31/2005       11/095871  X
                        armour B
----------------------------------------------------------------------------------
 61  PLASTTI CARPET     antistatic carpet A      5/4/2005       11/121379  X
----------------------------------------------------------------------------------
 62  PLASTTI CARPET     antistatic carpet B      5/4/2005       11/121378  X
----------------------------------------------------------------------------------
 63  PLASTI TILE        antistatic              5/12/2005       11/127571  X
                        conductive tile A
----------------------------------------------------------------------------------
 64  PLASTI TILE        antistatic              5/12/2005       11/127573  X
                        conductive tile B
----------------------------------------------------------------------------------
 65  PLASTI GASKET      gaskets,seals,          3/22/2005       11/086852  X
                        EMF protection A
----------------------------------------------------------------------------------
 66  PLASTI GASKET      gaskets,seals,          3/22/2005       11/086853  X
                        EMF protection B
----------------------------------------------------------------------------------
 67  PLASTI SHINGLE     lightning/EMF           2/17/2005       11/060274  X
                        arrestors A
----------------------------------------------------------------------------------
 68  PLASTI SHINGLE     lightning/EMF           2/17/2005       11/060275  X
                        arrestors B
----------------------------------------------------------------------------------
 69  PLASTI TAPE        electrically            3/18/2005       11/083467  X
                        conductive tape A
----------------------------------------------------------------------------------
 70  PLASTI TAPE        electrically            3/18/2005       11/083468  X
                        conductive tape B
----------------------------------------------------------------------------------
 71  PLASTI SOLDER      solderable              2/17/2005       11/060089  X
                        interfaces A
----------------------------------------------------------------------------------
 72  PLASTI SOLDER      solderable              2/17/2005       11/060090  X
                        interfaces B
----------------------------------------------------------------------------------


                     INTEGRAL PROPRIETARY AND CONFIDENTIAL
                                 PAGE 10 OF 12


----------------------------------------------------------------------------------
                           PENDING PATENT APPLICATIONS
---------------------------===========================----------------------------
 #   SUBJECT                DESCRIPTION      UTILITY DATE  UTILITY NUMBER  PENDING
----------------------------------------------------------------------------------
 73  PLASTI BRUSH       conductive              3/18/2005       11/083598  X
                        brushes A
----------------------------------------------------------------------------------
 74  PLASTI BRUSH       conductive              3/18/2005       11/083599  X
                        brushes B
----------------------------------------------------------------------------------
 75  PLASTI SPARKPLUG   spark plugs  A          5/18/2005       11/131523  X
----------------------------------------------------------------------------------
 76  PLASTI SPARKPLUG   spark plugs  B          5/18/2005       11/131525  X
----------------------------------------------------------------------------------
 77  PLASTI FUEL        Fuelcell plates A        4/1/2005       11/096608  X
----------------------------------------------------------------------------------
 78  PLASTI FUEL        Fuelcell plates B        4/1/2005       11/096632  X
----------------------------------------------------------------------------------
 79  PLASTI PLANE       airplane parts A        5/10/2005       11/125989  X
----------------------------------------------------------------------------------
 80  PLASTIPLANE        airplane parts B        5/10/2005       11/126032  X
----------------------------------------------------------------------------------
 81  PLASTI SPATULA     conductive food         5/26/2005       11/138858  X
                        utensils A
----------------------------------------------------------------------------------
 82  PLASTI SPATULA     conductive food         5/26/2005       11/138796  X
                        utensils B
----------------------------------------------------------------------------------
 83  PLASTI OVEN        microwave oven          1/10/2006                  X
                        components
----------------------------------------------------------------------------------
 84  PLASTI AUTO-FUEL   automotive fuel         7/12/2005       11/179213  X
                        components A
----------------------------------------------------------------------------------
 85  PLASTI AUTO-FUEL   automotive fuel         7/12/2005       11/179253  X
                        components B
----------------------------------------------------------------------------------
 86  PLASTI AUTO-EXST   automotive              7/12/2005       11/180015  X
                        exhaust
                        components A
----------------------------------------------------------------------------------
 87  PLASTI AUTO-EXST   automotive              7/12/2005       11/179992  X
                        exhaust
                        components B
----------------------------------------------------------------------------------
 88  PLASTI AUTO-CASES  automotive               6/2/2005       11/143427  X
                        housings A
----------------------------------------------------------------------------------
 89  PLASTI AUTO-CASES  automotive               6/2/2005       11/143426  X
                        housings B
----------------------------------------------------------------------------------
 90  PLASTI AUTO-CHAS   automotive and          9/15/2005       11/227849  X
                        military chassis
----------------------------------------------------------------------------------
 91  PLASTI AUTO-ELEC   automotive               6/8/2005       11/148044  X
                        electrical
                        components A
----------------------------------------------------------------------------------
 92  PLASTI AUTO-ELEC   automotive               6/8/2005       11/148064  X
                        electrical
                        components B
----------------------------------------------------------------------------------
 93  PLASTIAUTO-HEAT    auto heat                6/2/2005       11/143799  X
                        exchanger
                        components A
----------------------------------------------------------------------------------
 94  PLASTI AUTO-HEAT   auto heat                6/2/2005       11/143798  X
                        exchanger
                        components B
----------------------------------------------------------------------------------
 95  PLASTI MEDICAL     medical devices         1/19/2006       11/335362  X
----------------------------------------------------------------------------------
 96  PLASTI PUMP        antistatic pump         7/14/2005       11/181242  X
                        components A
----------------------------------------------------------------------------------
 97  PLASTI PUMP        antistatic pump         7/14/2005       11/181241  X
                        components B
----------------------------------------------------------------------------------


                     INTEGRAL PROPRIETARY AND CONFIDENTIAL
                                 PAGE 11 OF 12


----------------------------------------------------------------------------------
                           PENDING PATENT APPLICATIONS
---------------------------===========================----------------------------
 #   SUBJECT                DESCRIPTION      UTILITY DATE  UTILITY NUMBER  PENDING
----------------------------------------------------------------------------------
 98  ELECTRIPLAST-2     molded capsule         12/19/2005       11/313015  X
                        with fiber
                        compression
----------------------------------------------------------------------------------
 99  PLASTI TOY         toys such as slot       9/13/2005       11/225362  X
                        cars
----------------------------------------------------------------------------------
100  PLASTI TOASTER     toaster and other       10/6/2005       11/244961  X
                        cooking
----------------------------------------------------------------------------------
101  PLASTI CYCLE       combined cycle          11/8/2005       11/269474  X
                        marine and racing
----------------------------------------------------------------------------------
102  PLASTI MAGNET      magnetizeable           3/17/2006       11/378068  X
                        electriplast
----------------------------------------------------------------------------------
103  PLASTI LOCATOR     pipe with locator      11/23/2005       11/286227  X
                        function
----------------------------------------------------------------------------------
104  PLASTI POWER       mass transit           11/21/2005       11/284005  X
                        electrical contact
----------------------------------------------------------------------------------
105  PLASTI EM          electromechanical        2/2/2006       11/346051  X
                        solenoids
----------------------------------------------------------------------------------
106  ELECTRIPLAST-4     chopped fiber in        1/19/2006       11/335363  X
                        thermoset
----------------------------------------------------------------------------------
107  PLASTI SPORT       sports equipment
----------------------------------------------------------------------------------
108  PLASTIINSTRUMENT   musical                 3/18/2006       11/378061  X
                        instruments and
                        components
----------------------------------------------------------------------------------
109  FIBERWIRE          encapsulated             6/3/2006       11/447774  X
                        wire heat
                        elements
----------------------------------------------------------------------------------
110  ELECTRIONIX        thin wire heat          6/29/2006                  X
                        elements
----------------------------------------------------------------------------------


                     INTEGRAL PROPRIETARY AND CONFIDENTIAL
                                 PAGE 12 OF 12